UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 5, 2007

STAR RESORTS DEVELOPMENT INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52449
(Commission File Number)

98-0521492
(IRS Employer Identification No.)

1550-701 Brickell Ave., Miami, FL 33131
(Address of principal executive offices and Zip Code)

305-432-2363
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02	Unregistered Sales of Equity Securities

On October 5, 2007, we closed a private placement consisting of 625,000 units of our securities (the “Units”) at a price of US $0.80 per Unit for aggregate proceeds of $500,000. Each Unit consists of one common share and one share purchase warrant (a “Warrant”), one Warrant shall be exercisable into one common share (a “Warrant Share”) at a price of US $1.30 per Warrant Share until October 5, 2012.

We issued the Units to a non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.
10.1	Subscription Agreement
10.2	Warrant certificate

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR RESORTS DEVELOPMENT INC.

/s/ Enrique Abaroa Martinez

Enrique Abaroa Martinez
President and Director

Date: October 28, 2007